UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 23, 2006

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified
in its charter)

1-4393	10885 - N.E. 4th Street, Suite 1200	91-0374630
(Commission	Bellevue, Washington 98004-5591	(I.R.S.
File Number)	(State of incorporation,	Employer
	address of principal executive offices)	Identification
Number)

(425) 454-6363
(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On June 23, 2006, Puget Sound Energy, Inc. entered into a purchase agreement with Citigroup Global Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments, Inc. and Scotia Capital (USA) Inc. (the “Purchase Agreement”), in connection with the public offering by Puget Sound Energy of $250,000,000 principal amount of 6.724% Senior Notes due June 15, 2036 (the “Senior Notes”). The Senior Notes are to be issued under an Indenture dated as of December 1, 1997, as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 1, 2003, between the Company and U.S. Bank National Association, as trustee.

The Senior Notes were registered pursuant to an automatic shelf registration statement (Registration No. 333-132497-01) on Form S-3 under the Securities Act of 1933 that Puget Sound Energy filed on March 16, 2006, as amended pursuant to a post-effective amendment filed on June 22, 2006 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Senior Notes that Puget Sound Energy filed with the Commission on June 23, 2006.

Initially, the Senior Notes will be secured by a series of Puget Sound Energy’s gas utility first mortgage bonds, referred to as “Pledged First Mortgage Bonds,” which are secured by the Company’s gas utility property. The Pledged First Mortgage Bonds will be issued under the Company’s First Mortgage, dated as of April 1, 1957, as supplemented by a Thirty-Second Supplemental Indenture thereto, dated as of April 1, 2005 (the “Thirty-Second Supplemental Indenture”), between the Company and The Bank of New York Trust Company, N.A., as trustee.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Senior Notes, and all such exhibits are hereby incorporated into the Registration Statement by reference. A copy of the Purchase Agreement is filed as Exhibit 1.1 and certain information relating to Item 14—”Other expenses of issuance and distribution relating to the Registration Statement” is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.                  Financial Statements and Exhibits

(d)                                                          Exhibits

Exhibit Number	Description
1.1	Purchase Agreement, dated June 23, 2006, among Puget Sound Energy, Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments, Inc. and Scotia Capital (USA) Inc.

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: June 23, 2006
	By:	/s/ Donald E. Gaines
Donald E. Gaines
Vice President Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Purchase Agreement, dated June 23, 2006, among Puget Sound Energy, Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments, Inc. and Scotia Capital (USA) Inc.

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement.